UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section l3 and l5(d) of the

Securities Exchange Act of l934

January 5, 2006

Date of report (date of earliest event reported)

GATEWAY TAX CREDIT FUND, LTD.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)
O-17711	59-2852555
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716

(Address of Principal Executive Offices)  (Zip Code)

(727) 567-4830

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.

            On or about January 3, 2006, Spence, Marston, Bunch, Morris & Co., Certified Public Accountants, P.C. ("SMBM") resigned as the principal independent accountant of Gateway Tax Credit Fund, Ltd., (the "Registrant"). As explained to the Registrant by SMBM, the Registrant and its two affiliated funds were the only clients of SMBM required to file reports as a public company under the Securities Exchange Act of 1934. SMBM decided to resign due to the economic unfeasibility of providing auditing services to a small number of public company clients.

            During the years ended March 31, 2005 and March 31, 2004, and the subsequent interim periods through January 3, 2006, there were no disagreements with SMBM on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SMBM, would have caused them to make reference to the subject matter of the disagreement in connection with their report. In addition, none of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Registrant during the Registrant's two most recent fiscal years and the subsequent interim periods preceding the resignation of SMBM.

            The audit reports of SMBM on the financial statements of the Registrant for the two most recent fiscal years ended March 31, 2005 and March 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

            SMBM has provided the Registrant with a letter, addressed to the Securities and Exchange Commission, stating that SMBM agrees with the above statements. A copy of the letter provided by SMBM, dated January 5, 2006 is filed as an exhibit to this current report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

(c)         Exhibits

Exhibit No. Description

99.1        Letter dated as of January 5, 2006, from SMBM to the Securities and             Exchange Commission.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GATEWAY TAX CREDIT FUND, LTD.
                                (A Florida Limited Partnership)
                                By: Raymond James Tax Credit Funds, Inc.
                                    its General Partner

Date:  January 5, 2006          By: /s/ Jonathan Oorlog
                                Name:  Jonathan Oorlog
                                Title: Vice President and
                                       Chief Financial Officer